Exhibit 10.58
SEVENTH AMENDMENT TO CREDIT AGREEMENT
     This Seventh Amendment (“Amendment”) is made as of the February 2, 2006 to the Credit Agreement dated as of March 31, 1998 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (and successor in interest to Sunshine Nut Co., Inc. and Quantz Acquisition Co., Inc., “Sanfilippo” or the “Borrower”), and JBS INTERNATIONAL, INC., a Barbados corporation which has been dissolved prior to the date of this Amendment (“JBS”), the financial institutions party thereto (collectively “Lenders” and individually a “Lender”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as successor Agent for the Lenders to U.S. Bancorp Ag Credit, Inc., a Colorado corporation (the “Agent”).
RECITAL
     Except as defined herein, all capitalized terms used in this Amendment shall have meaning assigned to them in the Credit Agreement.
     Sun Trust Bank, N.A.(“Sun Trust”) has declined to continue as a Lender under the Credit Agreement as amended by this Amendment. U.S. Bank and LaSalle Bank National Association (“LaSalle”) have agreed to continue as Lenders under the Credit Agreement as amended by this Amendment. Sun Trust will be paid in full and shall have no further obligations under the Credit Agreement on the date of this Amendment.
     Borrower has requested certain waivers of the terms of the Credit Agreement and has requested to borrow increased sums under the Credit Agreement, and the Agent and the Lenders have agreed to such waivers and amendments upon the terms and conditions contained herein.
     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this Amendment, and of any loans or extensions of credit or other financial accommodations at any time made to or for the benefit of the Borrower by Lenders, the Borrower, the Agent and the Lenders agree as follows:
     1. The following definitions as set forth in Section 1.1 of the Credit Agreement, General Definitions, shall be amended to add, delete or modify such definitions as follows:
“Loan Commitment” shall mean as to any Lender, such Lender’s Pro Rata Percentage of $100,000,000 through and including April 30, 2006 and $80,000,000 thereafter as set forth opposite such Lender’s name under the heading “Loan Commitments” on Exhibit 1A-4, as such amount may be reduced or terminated from time to time pursuant to Section 4.4 or 11.1, and “Loan Commitments” shall mean, collectively, the Loan Commitments for all the Lenders.

     2. The Notes referred to in Subsection (h) of Section 2.1 of the Credit Agreement, Loans, shall be in the form attached hereto as Exhibit 2A-4.
     3. Payments of principal, interest, non-use fees and letter of credit fees by Borrower and Equalization Transfers between the Lenders, shall be made on the date of this Amendment: (i) to cause the payment in full of Sun Trust under the Credit Agreement (including the payment of all interest, non-use fees and letter of credit fees to said date), (ii) to cause the payment of interest, non-use fees and letter of credit fees to said date to the U.S. Bank and LaSalle under the Credit Agreement; and (iii) to cause the Loans to be held by U.S. Bank and LaSalle according to their respective Pro Rata Percentages as set forth in this Amendment. Borrower acknowledges that, as a result of payment in full of Sun Trust pursuant to this Amendment, Borrower may have reimbursement obligations under Section 5.3 of the Credit Agreement. LaSalle acknowledges that it may hold a greater percentage in existing LIBOR Rate Loans in the amount of its new Pro Rata Percentage.
     4. In addition to the fees owed by Borrower to the Agent and the Lenders pursuant to Section 6 of the Credit Agreement, Borrower agrees to pay to the Agent, for distribution to the Lenders, a fee of $25,000 for the temporary increase of the Loan Commitment as provided for herein (based on their respective pro rata share of the $20,000,000 temporary increase). Such fee shall be due upon execution of this Amendment and shall be fully earned on such date.
     5. At December 29, 2005, Borrower failed to obtain the required EBITDA and failed to maintain the required Leverage Ratio, in violation of Section 9.6 of the Credit Agreement, Financial Covenants and Ratios, (the “Financial Covenants Violation”).In addition, as a result of the failure to meet such financial covenants, Borrower is also in default (the “Note Default”) under the terms of that certain Note Purchase Agreement dated as of December 16, 2004 relating to those certain 4.67% Senior Notes due December 1, 2014 (the “Notes”), which default is a Matured Default in accordance with Subsection (1) of the definition of “Matured Default” as set forth in Section 1 of the Credit Agreement (the “Cross Default”). The Financial Covenants Violation is also a Matured Defaut in accordance with Subsection (p) of the definition of “Matured Default” as set forth in Section 1 of the Credit Agreement. The Lenders hereby consent to the Financial Covenants Violation and, subject to the proviso below, the Cross Default, and waive their rights powers and remedies with respect to the Financial Covenants Violation and, subject to the proviso below, the Cross Default; provided however that it is acknowledged and agreed that the aforementioned waiver hereunder of the Cross Default shall immediately cease to be effective upon the acceleration, if any, by the holders of the Notes as a result of the Note Default, whereupon the Agent and the Lenders shall thereafter be entitled to exercise all rights and remedies relating to the Cross Default as are provided for or permitted under the Credit Agreement and applicable law. Notwithstanding the foregoing waiver and consent, it is expressly understood and agreed that the Lenders shall have the right at all times hereafter to require strict performance by Borrower of all terms of the Credit Agreement or any other Financing Agreement, including without limitation, the terms of the aforementioned Section of the Credit Agreement, that the Lenders do not waive, affect or diminish any right, power or remedy of the Lenders under the Credit Agreement or any other Financing Agreement except as expressly set forth herein and that except as expressly set forth herein, the Credit Agreement and each other Financing Agreement shall continue in full force and effect in accordance with their respective terms.
     6. Exhibits. Exhibit 1A-3 to the Credit Agreement, Lenders’ Commitments, shall hereafter be replaced by Exhibit 1A-4; and Exhibit 2A-3 to the Credit Agreement, Form of Notes, shall hereafter be replaced by Exhibit 2A-4.
     7. The effectiveness of this Amendment is conditioned on the execution and delivery to Agent of the items listed on Exhibit A attached to this Amendment in form and substance reasonably acceptable to Agent.
     8. This Amendment shall be an integral part of the Credit Agreement, as amended, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Credit Agreement, as if made an original part thereof. All of the terms and provisions of the Agreement, as amended, which are not modified in this Amendment shall remain in full force and effect.
{Signature Page Follows}

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

JOHN B. SANFILIPPO & SON, INC., a
Delaware corporation
ATTEST:

By	/s/ Jeffrey Sanfilippo	By	/s/ Michael J. Valentine

	Its Exec. Vice President		Its CFO

U.S. BANK NATIONAL ASSOCIATION
as Agent and as a Lender

		By	/s/ John Ball

Its Vice President

LASALLE BANK NATIONAL
ASSOCIATION (f/k/a LaSalle National
Bank), as a Lender

		By	/s/ Emily Eigel

Its Loan Officer
{Signature Page to Seventh Amendment to Credit Agreement Dated February 2, 2006}

EXHIBIT 1A-4
TO
CREDIT AGREEMENT
Lenders’ Commitments

Loan	Pro Rata	Maximum $ Through
Commitments	Percentage	And Including 4/30/06
U.S. Bank	50.000000%	$50,000,000
LaSalle Bank	50.000000%	$50,000,000
TOTAL:	100%	$100,000,000

Loan	Pro Rata	Maximum $ After
Commitments	Percentage	4/30/06
U.S. Bank	50.00000%	$40,000,000
LaSalle Bank	50.00000%	$40,000,000
TOTAL:	100%	$80,000,000

LC	Pro Rata
Commitments	Percentage	Maximum $
U.S. Bank	50.00000%	$10,000,000
LaSalle Bank	50.00000%	$10,000,000
TOTAL:	100%	$20,000,000

EXHIBIT 2A-3
TO
CREDIT AGREEMENT
Form of Notes
Attached

Exhibit A to
Seventh Amendment to
Credit Agreement
List of Closing Documents

1.	This Seventh Amendment executed by the Borrower and all of the Lenders

2.	Revolving Note in favor of U.S. Bank National Association

3.	Revolving Note in favor of LaSalle Bank National Association